New Age Alpha Funds Trust 485BPOS

Exhibit 99.14(b)

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Fund Service Providers,” “Financial Highlights”, “Other Service Providers”, “Representations and Warranties” and “Financial Highlights of the Funds” in the Combined Proxy Statement/Prospectus included in this Registration Statement (Form N-14) of NAA Large Core Fund, NAA SMid Cap Value Fund, NAA Mid Growth Fund, NAA World Equity Income Fund (four of the series constituting New Age Alpha Funds Trust.)

We also consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, each dated January 31, 2024, each included in Post-Effective Amendment No. 286 to the Registration Statement (Form N-1A, File No. 002-19458) of Guggenheim Funds Trust, filed with the Securities and Exchange Commission, and each incorporated by reference into the Combined Proxy Statement/Prospectus included in this Registration Statement.

We also consent to the incorporation by reference of our reports dated November 28, 2023 with respect to the financial statements and financial highlights of Guggenheim StylePlus—Large Core Fund, Guggenheim SMid Cap Value Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim World Equity Income Fund (four of the funds constituting Guggenheim Funds Trust) included in its Annual Report to Shareholders (Form N-CSR) for the year ended September 30, 2023, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Tysons, Virginia

September 3, 2024

Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Fund Service Providers,” “Financial Highlights,” “Other Service Providers”, “Representations and Warranties,” and “Financial Highlights of the Funds” in the Combined Proxy Statement/Prospectus included in this Registration Statement (Form N-14) of NAA Opportunity Fund, NAA Market Neutral Real Estate Fund, NAA Risk Managed Real Estate Fund, NAA Allocation Fund (four of the series constituting New Age Alpha Funds Trust.)

We also consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, each dated January 31, 2024, each included in Post-Effective Amendment No. 286 to the Registration Statement (Form N-1A, File No. 002-19458) of Guggenheim Funds Trust, filed with the Securities and Exchange Commission, and each incorporated by reference in the Combined Proxy Statement/Prospectus included in this Registration Statement.

We also consent to the references to our firm under the captions “Financial Highlights” in the Prospectus and “Disclosure of Portfolio Holdings” and “Independent Registered Public Accounting Firm” in the Statement of Additional Information, each dated January 31, 2024, each included in Post-Effective Amendment No. 89 to the Registration Statement (Form N-1A, File No. 333- 159992) of Transparent Value Trust, filed with the Securities and Exchange Commission, and each incorporated by reference into the Combined Proxy Statement/Prospectus included in this Registration Statement.

We also consent to the incorporation by reference of our reports dated November 28, 2023 with respect to the financial statements and financial highlights of Guggenheim Alpha Opportunity Fund, Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund (three of the funds constituting Guggenheim Funds Trust) and Guggenheim Directional Allocation Fund (one of the funds constituting Transparent Value Trust) included in the Annual Reports to Shareholders (Form N-CSR) for the year ended September 30, 2023, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Tysons, Virginia

September 3, 2024